UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

GAMING & HOSPITALITY ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED NOVEMBER 14, 2022

GAMING & HOSPITALITY ACQUISITION CORP.

3755 Breakthrough Way #300

Las Vegas, Nevada 89135

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS OF

GAMING & HOSPITALITY ACQUISITION CORP.

Dear Stockholders of Gaming & Hospitality Acquisition Corp.:

You are cordially invited to attend a special meeting of stockholders of Gaming & Hospitality Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at [•] a.m., Eastern time, on [•], 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ghac/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least 15 minutes before the meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the meeting on [•], 2022. The accompanying proxy statement is dated [•], 2022, and is first being mailed to stockholders of the Company on or about [•], 2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.

Proposal No. 1 — The Charter Amendment Proposal — to permit the Company to liquidate and wind up early by amending the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (i) amend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from February 5, 2023 (the “Original Termination Date”) to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter pursuant to the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”) and no later than December 30, 2022 (the “Amended Termination Date”), (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem 20,000,000 shares of Class A common stock, par value $0.0001 per share, initially included in the units sold as part of the IPO (the “Public Shares”), notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses (the “Charter Amendment Proposal”). A copy of the proposed amendment to the Charter is set forth in Annex A to the accompanying proxy statement;

2.

Proposal No. 2 — Early Termination Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated February 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) from the Original Termination Date to the Amended Termination Date (such proposal, the “Early Termination Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to the accompanying proxy statement; and

3.

Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal is cross-conditioned on the approval and implementation of the other. Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial business combination and, if the Company does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish the rights of the holders of Public Shares (the “Public Stockholders”) as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) the Original Termination Date.

If the Early Termination Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is unlikely that the Company would be able to complete its initial business combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a business combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial business combination activity.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on The NASDAQ Stock Market LLC (“Nasdaq”), we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

Based upon the amount held in the Trust Account as of [•], 2022, which was approximately $[•] (inclusive of approximately $[•] in franchise tax and income tax obligations, which we expect to withdraw out of investment income earned on the Trust Account to pay taxes), which includes $100,000 that we will withdraw prior to redeeming any Public Shares to use to cover the cost of dissolution expenses, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022 was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of each of the Amendment Proposals requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 11,015,376, or 55.1% of the Public Shares sold in the IPO, to be voted in favor of each of our Amendment Proposals in order to have the Amendment Proposals approved.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 7,148,751, or 35.7% (assuming all outstanding shares are voted), or 704,376, or 3.5% (assuming only the minimum number of shares representing a quorum are voted), of the 20,000,000 Public Shares sold in the IPO to be voted in favor of our Adjournment Proposal in order to have the Adjournment Proposal approved.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The Board has fixed [•], 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record as of [•], 2022, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ghac/2022. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote by proxy or to vote by virtual attendance will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, we do not expect there to be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200 or (203) 658-9400 or by emailing GHAC.info@investor.morrowsodali.com.

On behalf of the Board, we would like to thank you for your support of Gaming & Hospitality Acquisition Corp.

[•], 2022

By Order of the Board,

Mary Beth Higgins Chief Executive Officer and Director

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

This proxy statement is dated [•], 2022

and is first being mailed to our stockholders with the form of proxy on or about [•], 2022.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Gaming & Hospitality Acquisition Corp.

3755 Breakthrough Way #300

Las Vegas, Nevada 89135

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2022

Dear Stockholders of Gaming & Hospitality Acquisition Corp.:

You are cordially invited to attend a special meeting of stockholders of Gaming & Hospitality Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at [•] a.m., Eastern time, on [•], 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ghac/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least 15 minutes before the meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the meeting on [•], 2022. The accompanying proxy statement is dated [•], 2022, and is first being mailed to stockholders of the Company on or about [•], 2022.

The Special Meeting will be held to consider and vote upon the following proposals:

•

Proposal No. 1 — The Charter Amendment Proposal — to permit the Company to liquidate and wind up early by amending the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (i) change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from February 5, 2023 (the “Original Termination Date”) to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter pursuant to the DGCL and no later than December 30, 2022 (the “Amended Termination Date”), (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem 20,000,000 shares of Class A common stock, par value $0.0001 per share, initially included in the units sold as part of the IPO (the “Public Shares”), notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses (the “Charter Amendment Proposal”). A copy of the proposed amendment to the Charter is set forth in Annex A to the accompanying proxy statement;

•

Proposal No. 2 — Early Termination Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) from the Original Termination Date to the Amended Termination Date (such proposal, the “Early Termination Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to the accompanying proxy statement; and

•

Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulate vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Early Termination Trust Amendment Proposal, we may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on NASDAQ, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.

Each of the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal and/or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented. After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

If the Charter Amendment Proposal is not approved or implemented, and a business combination is not completed on or before February 2, 2023, the Company will: (i) cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which Mandatory Redemption will completely extinguish the rights of the holders of Public Shares (the “Public Stockholders”) as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Approval of each of the Amendment Proposals requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 11,015,376, or 55.1% of the Public Shares sold in the IPO, to be voted in favor of each of our Amendment Proposals in order to have the Amendment Proposals approved.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 7,148,751, or 35.7% (assuming all outstanding shares are voted), or 704,376, or 3.5% (assuming only the minimum number of shares representing a quorum are voted), of the 20,000,000 Public Shares sold in the IPO to be voted in favor of our Adjournment Proposal in order to have the Adjournment Proposal approved.

The Company’s sponsor is Affinity Gaming Holdings, L.L.C., a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock or the private placement shares held by it or them, as applicable, if the Company fails to complete an initial business combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares of Class A Common Stock they hold if the Company fails to complete its initial business combination by the applicable deadline. The Sponsor and the Company’s directors and officers intend to vote in favor of each of the proposals at the Special Meeting.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Based upon the amount held in the Trust Account as of [•], 2022, which was approximately $[•] (inclusive of approximately $[•] in franchise tax and income tax obligations, which we expect to withdraw out of investment income earned on the Trust Account to pay taxes), which includes $100,000 that we will withdraw prior to redeeming any Public Shares to use to cover the cost of dissolution expenses, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022 was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Only stockholders of record of the Company as of [•], 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 25,777,500 shares of Common Stock issued and outstanding, including (i) 20,777,500 shares of Class A Common Stock and (ii) 5,000,000 shares of Class B Common Stock.

Proxy voting permits stockholders unable to attend the Special Meeting by virtual attendance to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

YOUR VOTE IS IMPORTANT. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200 or (203) 658-9400 or by emailing GHAC.info@investor.morrowsodali.com.

[•], 2022

By Order of the Board,

Mary Beth Higgins Chief Executive Officer and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING TO BE HELD ON [•], 2022

This Notice of Special Meeting and Proxy Statement are available at [•]

GAMING & HOSPITALITY ACQUISITION CORP.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held at [•] a.m., Eastern time, on [•], 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Gaming & Hospitality Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), for use at the special meeting of stockholders of the Company to be held at [•] a.m., Eastern time, on [•], 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ghac/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least 15 minutes before the meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the meeting on [•], 2022.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the return of capital to our stockholders, the consequences of not completing an initial business combination (as defined below), the release of funds held in the Trust Account (as defined below), the availability of working capital and borrowing capacity and the use of funds outside the Trust Account. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:

•	our being a company with no operating history and no revenue;

•	our ability to amend the date by which we must complete an initial business combination to the Amended Termination Date (as defined below);

•	the amount of redemptions by our Public Stockholders in connection with the Amendment Proposals (as defined below) or the initial business combination;

•	our ability to complete our initial business combination;

•	actual and potential conflicts of interest relating to the Sponsor (as defined below) and other entities in which members of our management team are involved;

•	the ability of our officers and directors to generate a number of potential initial business combination opportunities;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•	the Trust Account not being subject to claims of third parties; and

•	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR

SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held by virtual attendance on [•], 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated as a Delaware corporation on March 4, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our “initial business combination.”

The Company is sponsored by Affinity Gaming Holdings, L.L.C. (the “Sponsor”), the indirect sole stockholder of Affinity Gaming, a diversified casino gaming company headquartered in Las Vegas, Nevada, with regional gaming operations in three states, an online betting presence, and digital and media platforms, and full voting control of the Sponsor is held by entities managed by affiliates of Z Capital Partners, L.L.C. On July 1, 2021, Affinity Gaming acquired Sports Information Group, LLC (d/b/a Daily Racing Form LLC) and changed its name to Affinity Interactive.

On February 5, 2021, the Company consummated the IPO of 20,000,000 units (the “public units”), which included the exercise by the underwriter of its over-allotment option in the amount of 2,500,000 public units, at $10.00 per public unit, generating gross proceeds of $200.0 million, and incurring transaction costs of approximately $11.8 million, consisting of $4.0 million in cash underwriting fees, $7.0 million of deferred underwriting fees and approximately $0.8 million of other offering costs. Each public unit consists of one share of Class A Common Stock of the Company and one-third of one redeemable warrant. Simultaneously with the closing of the IPO, the Company consummated the sale of 777,500 units (the “private units”) at a price of $10.00 per private unit in a private placement to the Sponsor, generating gross proceeds of $7,775,000, with each private unit consisting of one share of Class A Common Stock of the Company and one-third of one redeemable warrant.

Following the closing of the IPO on February 5, 2021, an amount of $200,000,000 ($10.00 per public unit) from the gross proceeds of the sale of the public units in the IPO and the sale of the private units was placed in a trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Continental”), acting as trustee, in a Trust Account located in the United States. The proceeds held in the Trust Account may only be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of our initial business combination; and (ii) the distribution of the funds held in the Trust Account, as described below. At present, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if we do not complete our initial business combination by February 5, 2023 (the “Original Termination Date”).

As previously indicated, the Company completed its IPO in February 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 21 months). On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made in the future that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction.

In addition, on August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate an initial business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is unlikely that the Company would be able to complete its initial business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal are in the best interests of the Company and its stockholders. On this basis, we believe that it is in the best interests of our stockholders to amend and restate the Charter and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

What is being voted on?

You are being asked to vote on the following proposals:

(a)

Proposal No. 1 — The Charter Amendment Proposal — to permit the Company to liquidate and wind up early by amending the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (i) change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from February 5, 2023 (the “Original Termination Date”) to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter pursuant to the DGCL and no later than December 30, 2022 (the “Amended Termination Date”), (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem 20,000,000 shares of Class A common stock, par value $0.0001 per share, initially included in the units sold as part of the IPO (the “Public Shares”), notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses (the “Charter Amendment Proposal”). A copy of the proposed amendment to the Charter is set forth in Annex A to the accompanying proxy statement;

(b)

Proposal No. 2 — Early Termination Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) from the Original Termination Date to the Amended Termination Date (such proposal, the “Early Termination Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to the accompanying proxy statement; and

(c)

Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

You are not being asked to vote on an initial business combination at this time. We have determined that it is very unlikely that the Company will be able to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposals are approved and the Amendment Proposals are implemented, we plan to cease all operations on the Amended Termination Date, except for the purpose of winding up and redeem all of our outstanding Public Shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

Can I attend the Special Meeting?

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ghac/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least 15 minutes before the meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the meeting on [•], 2022. If you do not have your control number, you may contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, by calling (917) 262-2373 or emailing proxy@continentalstock.com.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing. If you would like to join the Special Meeting and neither vote nor ask any questions, you can join as a guest.

You are urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope.

Why should I vote to approve the Amendment Proposals?

Our Board believes stockholders will benefit from the Company having the ability to return capital to our stockholders prior to December 31, 2022 by ceasing all operations on the Amended Termination Date, except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Since our IPO, our management team evaluated a substantial number of targets, focusing principally on technology-enabled businesses, including companies within the Gaming & Hospitality network. Our management team also used the broad network of our Board and other advisors to identify potential target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Amid high valuations in 2021 and a declining IPO market in 2022, we have been unable to secure an opportunity that offered a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is very unlikely that the Company will be able to complete an initial business combination by the Original Termination Date. These factors, combined with recent changes in U.S. tax law (described below) that may increase our tax liabilities in connection with stockholder redemptions that occur after December 31, 2022, have led us to believe that it is in the best interests of the Company and our stockholders for the Company to return capital to our stockholders by December 31, 2022 by ceasing all operations on the Amended Termination Date, except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

If (x) the Amendment Proposals are approved, the Amendment Proposals are implemented and we do not consummate an initial business combination by the Amended Termination Date or (y) the Amendment Proposals are not approved and we do not consummate an initial business combination by the Original Termination Date, our Charter provides that we will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the

Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.

Our Board recommends that you vote in favor of the Amendment Proposals, but expresses no opinion as to whether you should redeem your Public Shares.

When would the Board abandon the Amendment Proposals?

Our Board will abandon the Amendment Proposals if our stockholders do not approve the Amendment Proposals. Additionally, even if stockholders approve the Amendment Proposals, the Board may decide to abandon the Amendment Proposals at any time prior to filing the Amendment Proposals with the Secretary of State of the State of Delaware in its sole discretion.

How do the Company insiders intend to vote their shares?

As of the Record Date, the Sponsor and the Company’s directors, officers and initial stockholders and their permitted transferees (collectively, the “Initial Stockholders”) collectively have the right to vote approximately 22.4% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.

What vote is required to approve the Charter Amendment Proposal?

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 11,015,376, or 55.1% of the Public Shares sold in the IPO, to be voted in favor the Charter Amendment Proposal in order to have the Charter Amendment Proposal approved.

What vote is required to approve the Early Termination Trust Amendment Proposal?

Approval of the Early Termination Trust Amendment Proposal requires the affirmative vote of 65% of the issued and outstanding shares of Common Stock, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 11,015,376, or 55.1% of the Public Shares sold in the IPO, to be voted in favor of the Early Termination Trust Amendment Proposal in order to have the Early Termination Trust Amendment Proposal approved.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 7,148,751, or 35.7% (assuming all outstanding shares are voted), or 704,376, or 3.5% (assuming only the minimum number of shares representing a quorum are voted), of the 20,000,000 Public Shares sold in the IPO to be voted in favor of our Adjournment Proposal in order to have the Adjournment Proposal approved.

Are the proposals conditioned on one another?

Yes, each of the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal is cross-conditioned on the approval and implementation of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Early Termination Trust Amendment Proposal, we may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. We also reserve the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed the Charter Amendment Proposal and/or the Early Termination Trust Amendment Proposal. In those events, at the Special Meeting we will ask our stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Early Termination Trust Amendment Proposal. If the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want the Amendment Proposals to be approved, you must abstain, not vote or vote against the Amendment Proposals. If you do not want the Adjournment Proposal to be approved, you must abstain or vote against the Adjournment Proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted toward the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, do not expect there to be any broker non-votes at the Special Meeting.

Will you seek any further amendments to liquidate the Trust Account?

Other than the Amendment Proposals, until the Amended Termination Date, as described in this proxy statement, we do not anticipate seeking any further amendment to the time period in which we must liquidate the Trust Account if we do not consummate an initial business combination.

If the Amendment Proposals are approved, what happens next?

Our Board believes stockholders will benefit from the Company having the ability to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date, except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Upon approval of the Amendment Proposals by the required number of votes, we plan to file the Amendment attached as Annex A hereto with the Secretary of State of the State of Delaware. However, we may decide to abandon the Amendment Proposals at any time and for any reason prior to filing the Amendment Proposals with the Secretary of State of the State of Delaware.

If the Charter Amendment Proposal is approved and implemented, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

What happens if the Amendment Proposals are not approved?

If the Amendment Proposals are not approved and we do not consummate an initial business combination by the Original Termination Date, our Charter provides that we will (i) cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Each of the Company’s directors and officers and the Sponsor have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock or the private placement shares held by him, her or it if the Company fails to complete an initial business combination by the Original Termination Date or, if the Amendment Proposals are approved, the Amended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares of Class A Common Stock they hold if the Company fails to complete its initial business combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Chief Financial Officer at 3755 Breakthrough Way #300, Las Vegas, Nevada 89135 so that it is received by the Company’s Chief Financial Officer prior to the vote at the Special Meeting. Stockholders also may revoke their proxy by submitting a later proxy changing their vote, by sending a notice of revocation to the Company’s Chief Financial Officer, which must be received by the Company’s Chief Financial Officer prior to the vote at the Special Meeting, or by attending the Special Meeting and voting at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the proposals. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted toward the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, we do not expect there will be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, we do not expect there will be any broker non-votes at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date (as defined below) at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters.

Who can vote at the Special Meeting?

Only stockholders of record of the Company as of [•], 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 25,777,500 shares of Common Stock issued and outstanding, including (i) 20,777,500 shares of Class A Common Stock and (ii) 5,000,000 shares of Class B Common Stock.

In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own all of our issued and outstanding shares of Class B Common Stock and 777,500 private placement shares, collectively constituting approximately 22.4% of our issued and outstanding shares of Common Stock.

•

Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote via the Internet at the Special Meeting or prior to the Special Meeting by telephone or through the Internet.

•

“Street Name” Stockholders. If our shares are held on your behalf in a brokerage account, bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker, bank or other nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and our stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. In the case of the Sponsor, these interests include ownership of shares of Class B Common Stock. See the section entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. However, as noted below under “How do I redeem my shares of Common Stock”, stockholders may elect to have their shares redeemed for cash in connection with the approval and implementation of the Amendment Proposals..

How do I vote?

If you are a holder of record of shares of Common Stock on [•], 2022, the Record Date for the Special Meeting, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ghac/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least 15 minutes before the meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the meeting on [•], 2022. If you do not have your control number, you may contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, by calling (917) 262-2373 or emailing proxy@continentalstock.com.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing. If you would like to join the Special Meeting and neither vote nor ask any questions, you can join as a guest.

You are urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope.

How do I redeem my shares of Common Stock?

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed canceled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to the Company’s transfer agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) will be extinguished.

The above paragraph assumes the Early Termination Trust Amendment Proposal is also approved as each the Charter Amendment Proposal and the Early Termination Trust Amendment Proposal is cross-conditioned on approval of each other.

If you have any questions regarding the Mandatory Redemption process, please contact Mark Zimkind of Continental Stock Transfer & Trust Company, the Company’s transfer agent, at mzimkind@continentalstock.com.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the redemption, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders for the Redemption of Public Shares.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the redemption, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $32,500, plus disbursements, and indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Gaming & Hospitality Acquisition Corp.

3755 Breakthrough Way #300

Las Vegas, Nevada 89135

Telephone (toll-free): (800) 211-8626

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Telephone: toll-Free (800) 662-5200 or (203) 658-9400

Email: GHAC.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

The Nasdaq Stock Market (the “Nasdaq”) may delist our securities from trading on its exchange following stockholder redemptions in connection with approval of the Amendment Proposals, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Common Stock is listed on the Nasdaq. After the Special Meeting, we may be required to demonstrate compliance with the Nasdaq’s continued listing requirements in order to maintain the listing of our securities on the Nasdaq. The Nasdaq would normally give consideration to the prompt initiation of suspension and delisting procedures with respect to a security of an issuer when:

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its average aggregate global market capitalization is below $35,000,000 or the average aggregate global market capitalization attributable to publicly held shares is below $1,000,000, in each case over 30 consecutive trading days (not including shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more of such issuer’s outstanding shares);

•

the total number of Public Stockholders is less than 300 (including beneficial holders in addition to holders of record, but excluding directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares); or

•

the number of publicly-held shares is less than 500,000, provided that if the unit of trading is less than 100 shares this requirement is reduced proportionately (excluding shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares).

We cannot assure you that any of our Class A Common Stock will be able to meet any of the Nasdaq’s continued listing requirements following the Special Meeting and any related stockholder redemptions of our Class A Common Stock. If our securities do not meet the Nasdaq’s continued listing requirements, the Nasdaq may delist our securities from trading on its exchange.

If the Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

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a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock qualifies as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares that occur after December 31, 2022.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ghac/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least 15 minutes before the meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the meeting on [•], 2022.

At the Special Meeting, you will be asked to consider and vote upon proposals to:

1.

Proposal No. 1 — The Charter Amendment Proposal — permit the Company to liquidate and wind up early by amending the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (i) change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from February 5, 2023 (the “Original Termination Date”) to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter pursuant to the DGCL and no later than December 30, 2022 (the “Amended Termination Date”), (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem 20,000,000 shares of Class A common stock, par value $0.0001 per share, initially included in the units sold as part of the IPO (the “Public Shares”), notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses (the “Charter Amendment Proposal”). A copy of the proposed amendments to the Charter is set forth in Annex A to this proxy statement; and

2.

Proposal No. 2 — Early Termination Trust Amendment Proposal — amend the Investment Management Trust Agreement, dated February 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) from the Original Termination Date to the Amended Termination Date (such proposal, the “Early Termination Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to this proxy statement; and

3.

Proposal No. 3 — The Adjournment Proposal — approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Voting Power; Record Date

Only stockholders of record of the Company as of [•], 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 25,777,500 shares of Common Stock issued and outstanding, including (i) 20,777,500 shares of Class A Common Stock and (ii) 5,000,000 shares of Class B Common Stock.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, we do not expect there will be any broker non-votes at the Special Meeting.

The Initial Stockholders are entitled to vote approximately 22.4% of the Common Stock as of the Record Date. Such shares will be voted in favor of the proposals presented at the Special Meeting.

Votes Required

Approval of each of the Amendment Proposals requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 11,015,376, or 55.1% of the Public Shares sold in the IPO, to be voted in favor of each of our Amendment Proposals in order to have the Amendment Proposals approved.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 7,148,751, or 35.7% (assuming all outstanding shares are voted), or 704,376, or 3.5% (assuming only the minimum number of shares representing a quorum are voted), of the 20,000,000 Public Shares sold in the IPO to be voted in favor of our Adjournment Proposal in order to have the Adjournment Proposal approved.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted toward the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet or by telephone as described above, you will designate each of Mary Beth Higgins and Andrei Scrivens to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

The Board is asking for your proxy. Giving your proxy as requested by the Board means you authorize each of Mary Beth Higgins and Andrei Scrivens to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters.

We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200 or (203) 658-9400 or by emailing GHAC.info@investor.morrowsodali.com

Revocability of Proxies

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Chief Financial Officer at 3755 Breakthrough Way #300, Las Vegas, Nevada 89135 so that it is received by the Company’s Chief Financial Officer prior to the vote at the Special Meeting. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer, which must be received by the Company’s Chief Financial Officer prior to the vote at the Special Meeting, or by attending the Special Meeting and revoking their proxy and voting at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ghac/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least 15 minutes before the meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the meeting on [•], 2022.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $32,500, plus disbursements, and indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: GHAC.info@investor.morrowsodali.com

If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. However, as noted under “Proposal Number 1 — The Charter Amendment Proposal — Redemption Rights”, stockholders may elect to have their shares redeemed for cash in connection with the approval and implementation of the Charter Amendment Proposal.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 3755 Breakthrough Way #300, Las Vegas, Nevada 89135. Our telephone number (toll-free) is (800) 211-8626. We maintain a corporate website at www.gamingandhospitality.net. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Background

We are a blank check company incorporated in Delaware on March 4, 2020 as a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our “initial business combination.”

The Company is sponsored by Affinity Gaming Holdings, L.L.C. (the “Sponsor”), the indirect sole stockholder of Affinity Gaming, a diversified casino gaming company headquartered in Las Vegas, Nevada, with regional gaming operations in three states, an online betting presence, and digital and media platforms, and full voting control of the Sponsor is held by entities managed by affiliates of Z Capital Partners, L.L.C. On July 1, 2021, Affinity Gaming acquired Sports Information Group, LLC (d/b/a Daily Racing Form LLC) and changed its name to Affinity Interactive.

On February 5, 2021, the Company consummated the IPO of 20,000,000 units (the “public units”), which included the exercise by the underwriter of its over-allotment option in the amount of 2,500,000 public units, at $10.00 per public unit, generating gross proceeds of $200.0 million, and incurring transaction costs of approximately $11.8 million, consisting of $4.0 million in cash underwriting fees, $7.0 million of deferred underwriting fees and approximately $0.8 million of other offering costs. Each public unit consists of one share of Class A Common Stock of the Company and one-third of one redeemable warrant. Simultaneously with the closing of the IPO, the Company consummated the sale of 777,500 units (the “private units”) at a price of $10.00 per private unit in a private placement to the Sponsor, generating gross proceeds of $7,775,000, with each private unit consisting of one share of Class A Common Stock of the Company and one-third of one redeemable warrant.

Following the closing of the IPO on February 5, 2021, an amount of $200,000,000 ($10.00 per public unit) from the gross proceeds of the sale of the public units in the IPO and the sale of the private units was placed in a trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Continental”), acting as trustee, in a Trust Account located in the United States. The proceeds held in the Trust Account may only be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of our initial business combination; and (ii) the distribution of the funds held in the Trust Account, as described below. At present, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if we do not complete our initial business combination by February 5, 2023 (the “Original Termination Date”).

The Charter Amendment Proposal

We are proposing to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to (i) change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from February 5, 2023 (the “Original Termination Date”) to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter pursuant to the DGCL and no later than December 30, 2022 (the “Amended Termination Date”), (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem 20,000,000 Public Shares, notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses (the “Charter Amendment Proposal”).If the Charter Amendment Proposal is approved, the approval of the Charter Amendment Proposal is intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes.

Reasons for the Charter Amendment Proposal

Since our IPO, our management team evaluated a substantial number of targets, focusing principally on technology-enabled businesses, including companies within the Gaming & Hospitality network. Our management team also used the broad network of our Board and other advisors to identify potential target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Amid high valuations in 2021 and a declining IPO market in 2022, we have been unable to secure an opportunity that offered a compelling return on investment for our stockholders. In light of these circumstances, coupled with the U.S. Securities and Exchange Commission’s (the “SEC”) proposed rules to more heavily regulate special purpose acquisition companies as investment vehicles, we have determined that it is very unlikely that the Company will be able to complete an initial business combination by the Original Termination Date. These factors, combined with recent changes in U.S. tax law which may increase our tax liabilities in connection with stockholder redemptions that occur after December 31, 2022, have led us to believe that it is in the best interests of the Company and our stockholders for the Company to return capital to our stockholders by December 31, 2022.

The purpose of the Charter Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date, except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. We have determined that it is very unlikely that the Company will be able to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Charter Amendment Proposal is approved and the Charter Amendment Proposal is implemented, we plan to cease all operations on the Amended Termination Date, except for the purpose of winding up and redeem all of our outstanding Public Shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, we plan to file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. However, we may decide to abandon the Charter Amendment Proposal at any time and for any reason prior to filing the Charter Amendment Proposal with the Secretary of State of the State of Delaware.

If the Charter Amendment Proposal is approved, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $[•] that was in the Trust Account as of [•], 2022.

We have determined that it is very unlikely that the Company will be able to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Charter Amendment Proposal is approved, the Charter Amendment Proposal is implemented and we do not consummate an initial business combination by the Amended Termination Date, we will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Charter Amendment Proposal Is Not Approved

We have determined that it is very unlikely that the Company will be able to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our Charter provides that we will (i) cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which Mandatory Redemption will completely extinguish the rights of Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Redemption Rights

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares, subject to potential reduction for the withholding of expenses as described herein. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed canceled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Company’s transfer agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) will be extinguished.

If you have any questions regarding the Mandatory Redemption process, please contact Mark Zimkind of Continental Stock Transfer & Trust Company, the Company’s transfer agent, at mzimkind@continentalstock.com.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the redemption, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders for the Redemption of Public Shares” below. The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the redemption, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Certain Material U.S. Federal Income Tax Considerations for Stockholders for the Redemption of Public Shares

The following is a discussion of certain U.S. federal income tax considerations generally applicable to the redemption of Class A Common Stock for cash, either pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation in the event the Charter Amendment Proposal is approved. This discussion applies only to Class A Common Stock that is held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; and

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A Common Stock, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF CLASS A COMMON STOCK, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock who or that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”

Redemption of Class A Common Stock Pursuant to An Exercise of Redemption Rights

We expect that a redemption of a U.S. Holder’s Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement will generally be treated as a taxable disposition of such stock, with the consequences generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.

If the Charter Amendment Proposal is approved and implemented, a redemption of a U.S. Holder’s Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Class A Common Stock under Section 331 of the Code, as described below under “— U.S. Holders — Redemption of Class A Common Stock in Connection with Our Liquidation” and “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If a redemption of a U.S. Holder’s Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If a non-liquidating redemption qualifies as a sale or exchange of Class A Common Stock, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If a non-liquidating redemption does not qualify as a sale or exchange of Class A Common Stock, a U.S. Holder will be treated as receiving a non-liquidating distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Non-Liquidating Distributions.”

A non-liquidating redemption will generally qualify as a sale or exchange of the shares of Class A Common Stock that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only shares of Class A Common Stock actually owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to shares of Class A Common Stock owned directly, shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option.

A non-liquidating redemption will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. In the absence of an initial business combination, the Class A Common Stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the shares of Class A Common Stock actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the shares of Class A Common Stock actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A Common Stock owned by certain family members and such U.S. Holder does not constructively own any other Class A Common Stock. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— U.S. Holders — Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Common Stock will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis possibly in other stock constructively owned by it.

Redemption of Class A Common Stock in Connection with Our Liquidation

A U.S. Holder’s receipt of cash for its Class A Common Stock in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Class A Common Stock under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” In the event the Charter Amendment Proposal is approved, such redemption is expected to occur prior to December 31, 2022.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s Class A Common Stock is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of Class A Common Stock. Any remaining excess will generally be treated as gain from the sale or exchange of such shares of Class A Common Stock and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock” below.

Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

If the redemption of a U.S. Holder’s Class A Common Stock is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A Common Stock redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent the holding period of the Class A Common Stock from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A Common Stock (Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a non-U.S. Holder’s Class A Common Stock is treated as a non-liquidating distribution, as discussed above in “— U.S. Holders — Redemption of Class A Common Stock Pursuant to An Exercise of Redemption Rights”, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its shares of Class A Common Stock and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Class A Common Stock (taxed as described below under “— Non-U.S. Holders — Gain on Sale, Exchange or Other Taxable Disposition of Class A Common Stock”).

Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Class A Common Stock that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above), unless:

•

the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•

we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Class A Common Stock.

Gain described in the first bullet point above will generally be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the composition of our assets, we believe we are not currently, and have not been, a USRPHC.

Vote Required for Approval

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 11,015,376, or 55.1% of the Public Shares sold in the IPO, to be voted in favor of the Charter Amendment Proposal in order to have the Charter Amendment Proposal approved. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Charter Amendment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, we do not expect there will be any broker non-votes at the Special Meeting.

We have determined that it is very unlikely that the Company will be able to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If (x) the Charter Amendment Proposal is approved, the Charter Amendment Proposal is implemented and we do not consummate an initial business combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our Charter provides that we will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor is expected to vote all shares of Common Stock owned by it in favor of the Charter Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 4,962,500 shares of Class B Common Stock and 777,500 private placement shares, collectively representing approximately 22.3% of our issued and outstanding shares of Common Stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Common Stock and their respective ownership thereof.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If (x) the Charter Amendment Proposal is approved, the Charter Amendment Proposal is implemented and we do not consummate an initial business combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, the 5,000,000 shares of Class B Common Stock held by the Sponsor and certain members of the Board will be essentially worthless as will the 777,500 private placement shares held by the Sponsor (as the Sponsor and each of the Company’s directors have waived liquidation rights with respect to such shares), and each of our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer will forfeit certain one-time cash retention and transaction bonuses payable upon the successful completion of our initial business combination;

•

In connection with the IPO, the Sponsor and our officers and directors agreed that they shall be entitled to redemption and liquidation rights with respect to any shares of Class A Common Stock offered in the IPO that it or they hold if we do not consummate an initial business combination by the Original Termination Date; however, if the Charter Amendment Proposal is approved and the Charter Amendment Proposal is implemented, that agreement will be amended to allow the Sponsor and our officers and directors to redeem any such shares of Class A Common Stock if we do not consummate an initial business combination by the Amended Termination Date;

•

In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•

All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if (x) the Charter Amendment Proposal is approved, the Charter Amendment Proposal is implemented and we do not consummate an initial business combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•

The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if (x) the Charter Amendment Proposal is approved, the Charter Amendment Proposal is implemented and we do not consummate an initial business combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable the adoption of the Charter Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2—EARLY TERMINATION TRUST AMENDMENT PROPOSAL

Overview

On February 5, 2021, the Company consummated the IPO of 20,000,000 units (the “public units”), which included the exercise by the underwriter of its over-allotment option in the amount of 2,500,000 public units, at $10.00 per public unit, generating gross proceeds of $200.0 million, and incurring transaction costs of approximately $11.8 million, consisting of $4.0 million in cash underwriting fees, $7.0 million of deferred underwriting fees and approximately $0.8 million of other offering costs. Each public unit consists of one share of Class A Common Stock of the Company and one-third of one redeemable warrant. Simultaneously with the closing of the IPO, the Company consummated the sale of 777,500 units (the “private units”) at a price of $10.00 per private unit in a private placement to the Sponsor, generating gross proceeds of $7,775,000, with each private unit consisting of one share of Class A Common Stock of the Company and one-third of one redeemable warrant.

Following the closing of the IPO on February 5, 2021, an amount of $200,000,000 ($10.00 per public unit) from the gross proceeds of the sale of the public units in the IPO and the sale of the private units was placed in a trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Continental”), acting as trustee, in a Trust Account located in the United States. The proceeds held in the Trust Account may only be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of our initial business combination; and (ii) the distribution of the funds held in the Trust Account, as described below. At present, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if we do not complete our initial business combination by February 5, 2023 (the “Original Termination Date”).

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a business combination or the Company’s inability to effect a business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then Common Stock, voting together as a single class.

Reasons for the Early Termination Trust Amendment Proposal

The Company proposes to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Early Termination Trust Amendment Proposal is approved at the Special Meeting and the Early Termination Amendment is implemented.

If the Early Termination Trust Amendment Proposal is Not Approved

If there are insufficient votes to approve the Early Termination Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Trust Amendment Proposal.

If the Early Termination Trust Amendment Proposal is not approved and a business combination is not completed on or before the Original Termination Date (or Amended Termination Date if the Early Termination Proposal is approved and the Early Termination Amendment is implemented), then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only after and promptly after Continental’s (x) receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a business combination or the Company’s inability to effect a business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the (1) Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Early Termination Trust Amendment Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Early Termination Trust Amendment Proposal. These interests include, among other things: If (x) the Early Termination Trust Amendment Proposal is approved and we do not consummate a business combination by the Amended Termination Date or (y) the Early Termination Trust Amendment Proposal is not approved and we do not consummate a business combination by the Original Termination Date, the 5,000,000 shares of Class B Common Stock held by the Sponsor and certain members of the Board will be essentially worthless as will the 777,500 private placement shares held by the Sponsor (as the Sponsor and each of the Company’s directors have waived liquidation rights with respect to such shares), and each of our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer will forfeit certain one-time cash retention and transaction bonuses payable upon the successful completion of our initial business combination.

Vote Required for Approval

The approval of the Early Termination Trust Amendment Proposal requires the affirmative vote of 65% of the issued and outstanding shares of Common Stock, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 11,015,376, or 55.1% of the Public Shares sold in the IPO, to be voted in favor of the Early Termination Trust Amendment Proposal in order to have the Early Termination Trust Amendment Proposal approved. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Early Termination Trust Amendment Proposal.

As of the date of this proxy statement, the Sponsor intends to vote all Class B Common Stock and private placement shares owned by it in favor of the Early Termination Trust Amendment Proposal. As of the date hereof, the Sponsor owns approximately 22.3% of the issued and outstanding shares of Common Stock.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Early Termination Trust Amendment Proposal is in the best interests of the Company and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EARLY TERMINATION TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. In addition to the Sponsor’s shares of Class B Common Stock and private placement shares, we would need 7,148,751, or 35.7% (assuming all outstanding shares are voted), or 704,376, or 3.5% (assuming only the minimum number of shares representing a quorum are voted), of the 20,000,000 Public Shares sold in the IPO to be voted in favor of our Adjournment Proposal in order to have the Adjournment Proposal approved. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposals, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of [•], 2022, with respect to our shares of Common Stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 25,777,500 shares of Common Stock outstanding as of [•], 2022, including 20,777,500 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Common Stock vote together as a single class.

	Class A Common Stock(1)			Class B Common Stock(2)
Name and Address of Beneficial Owner(3)	Beneficially Owned		Approximate Percentage of Issued and Outstanding Shares of Class A Common Stock	Beneficially Owned		Approximate Percentage of Issued and Outstanding Shares of Class B Common Stock
Affinity Gaming Holdings, L.L.C.	777,500	(2)	3.7%	4,962,500	(2)	99.3%
James J. Zenni, Jr.	777,500	(2)	3.7%	4,962,500	(2)	99.3%
Mary Beth Higgins	—		—%	—		—%
Eric Fiocco	—		—%	—		—%
Andrei Scrivens	—		—%	—		—%
Daniel A. Cassella	—		—%	7,500		* %
Richard Glynn	—		—%	7,500		* %
Jan Jones Blackhurst	—		—%	7,500		* %
Thomas A. Lettero	—		—%	7,500		* %
Daniel H. Scott	—		—%	7,500		* %
Other 5% Beneficial Owners:
RP Investment Advisors LP(3)	1,045,474		5.0%	—		—%
Citadel Advisors LLC(4)	1,124,286		5.4%	—		—%
All directors and officers as a group (9 individuals)	777,500		3.7%	5,000,000		100%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Gaming & Hospitality Acquisition Corp., 3755 Breakthrough Way #300, Las Vegas, Nevada 89135.
(2)

Represents the interest directly held by Affinity Gaming Holdings, L.L.C., our Sponsor. The managing member of Affinity Gaming Holdings, L.L.C. is Z Capital Group, L.L.C., a Delaware limited liability company that is indirectly owned by James J. Zenni, Jr. Mr. Zenni is the Chairman of the Company’s Board of Directors and the Founder, President, Chief Executive Officer and member of the Management Committee of Z Capital Group, L.L.C. Accordingly, Mr. Zenni may be deemed to beneficially own the reported shares held directly by Affinity Gaming Holdings, L.L.C. Mr. Zenni disclaims beneficial ownership of such shares except to the extent, if any, of his pecuniary interest therein.

(3)

Based solely upon the Schedule 13G/A jointly filed by and on behalf of each of RP Investment Advisors LP, RP Select Opportunities Master Fund Ltd., RP Debt Opportunities Fund Ltd., RP Alternative Global Bond Fund and RP SPAC Fund on February 11, 2022. RP Select Opportunities Master Fund Ltd., RP Debt Opportunities Fund Ltd., RP Alternative Global Bond Fund and RP SPAC Fund (the “Funds”) are the record and direct beneficial owners of the securities covered by this statement. RP Investment Advisors LP is the investment advisor of, and may be deemed to beneficially own securities owned by, the Funds. The address of RP Investment Advisors LP and each of the Funds is 39 Hazelton Avenue, Toronto, Ontario, Canada, M5R 2E3.

(4)

Based solely upon the Schedule 13G/A jointly filed by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the “Citadel Reporting Persons”) with respect to the Public Shares owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company, and Citadel Securities on February 14, 2022. The address of each of the Citadel Reporting Persons is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

The Sponsor beneficially owns approximately 22.3% of our issued and outstanding shares of Common Stock. The Sponsor, as a result of holding the majority of the shares of Class B Common Stock has the right to elect all of our directors prior to our initial business combination and may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS

Stockholder Proposals

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

We have determined that it is very unlikely that the Company will be able to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposals are approved, the Amendment Proposals are implemented and we do not consummate an initial business combination by the Amended Termination Date or (y) the Amendment Proposals are not approved and we do not consummate an initial business combination by the Original Termination Date, then the Company will cease all operations, except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

Delivery Of Documents To Stockholders

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

if the shares are registered in the name of the stockholder, the stockholder should contact Company’s Chief Financial Officer at 3755 Breakthrough Way #300, Las Vegas, Nevada 89135 to inform us of their request; or

•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Some of our policies and guidelines are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investors – Corporate Governance” at www.gamingandhospitality.net. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Gaming & Hospitality Acquisition Corp.

3755 Breakthrough Way #300

Las Vegas, Nevada 89135

Telephone (toll-free): (800) 211-8626

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: GHAC.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by [•], 2022 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GAMING & HOSPITALITY ACQUISITION CORP.

Gaming & Hospitality Acquisition Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the Corporation is the Gaming & Hospitality Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 4, 2020. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 2, 2021 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.

This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 of the DGCL. The approval of this Amendment to the Amended and Restated Certificate of Incorporation is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes unless otherwise required by applicable law.

5.	This Amended and Restated Certificate of Incorporation shall become effective on the date of filing with the Secretary of State of Delaware.

6.	The Charter is hereby amended by deleting Article IX, Section 9.1(b) in its entirety and inserting the following in lieu thereof:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation has not completed its initial Business Combination by such date as shall be determined by the Board of Directors and publicly announced by the Corporation, provided that such date shall be no sooner than the date of the effectiveness of this Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation pursuant to the DGCL and no later than December 30, 2022 (the “Termination Date”) and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the its initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete its initial Business Combination by the Termination Date or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

7.	The Charter is hereby amended by deleting Article IX, Section 9.2(a) in its entirety and inserting the following in lieu thereof:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed, upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Section 9.2(b) and Section 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”).”

8.	The Charter is hereby amended by deleting Article IX, Section 9.2(d) in its entirety and inserting the following in lieu thereof:

“(d) In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten Business Days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, less up to $100,000 of such net interest to pay dissolution expenses, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

9.	The Charter is hereby amended by deleting Article IX, Section 9.2(e) in its entirety and inserting the following in lieu thereof:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

10.	The Charter is hereby amended by deleting Article IX, Section 9.2(f) in its entirety.

11.	The Charter is hereby amended by deleting Article IX, Section 9.4 in its entirety and inserting the following in lieu thereof:

“Section 9.4. Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to (a) receive funds from the Trust Account or (b) vote as a class with the Class A Common Stock (i) on any initial Business Combination or (ii) to approve an amendment to this Amended and Restated Certificate to (x) extend the time the Corporation has to consummate its initial Business Combination beyond the Termination Date or (y) amend this Article IX.”

12.	The Charter is hereby amended by deleting Article IX, Section 9.7 in its entirety and inserting the following in lieu thereof:

“Section 9.7. Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Termination Date, or (b) with respect to any other provision of this Amended and Restated Certificate relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, less up to $100,000 of interest to pay dissolution expenses, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [•] day of [•], 2022.

GAMING & HOSPITALITY ACQUISITION CORP.

By:
Name:
Title:

ANNEX B

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [•] 2022, is made by and between Gaming & Hospitality Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of February 2, 2021 (the “Trust Agreement”);

WHEREAS, following the closing of the Company’s initial public offering (the “Offering”) on February 5, 2021, a total of $200,000,000 ($10.00 per share) of the net proceeds from the Offering and a portion of the net proceeds from the sale of the private placement shares was placed in a trust account (the “Trust Account”);

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the money in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation if a termination letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the termination letter;

WHEREAS, Section 6(c) of the Trust Agreement provides that Sections 1(i), 1(j) and 1(k) of the Trust Agreement may only be modified, amended or deleted with the affirmative vote of 65% or more of the then outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common, par value $0.0001 per share (the “Class B Common Stock”), of the Company, voting together as a single class;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, 65% of the then issued and outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, voted affirmatively to approve this Amendment Agreement;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, stockholders of the Company have passed a special resolution to amend the Company’s Amended and Restated Certificate of Incorporation; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by any of its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or

Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the Termination Date (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as amended), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References. All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof” and terms of similar import shall in all instances continue to refer to February 2, 2021.

5. Governing Law and Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

7. Other Miscellaneous Terms. The provisions of Sections 6(f), 6(g) and 6(l) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

GAMING & HOSPITALITY ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to the Amendment to Investment Management Trust Agreement]

PRELIMINARY PROXY CARD DATED NOVEMBER 14, 2022

SUBJECT TO COMPLETION

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet –QUICK « « « EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

GAMING & HOSPITALITY ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [•], 2022.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend:

https://www.cstproxy.com/ghac/2022

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘‘FOR” PROPOSALS 1, 2 AND 3.	Please mark your votes like this

1. Proposal No. 1 – The Charter Amendment Proposal – To permit the Company to liquidate and wind up early by amending the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (i) amend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from February 5, 2023 (the “Original Termination Date”) to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter pursuant to the General Corporation Law of the State of Delaware and no later than December 30, 2022 (the “Amended Termination Date”), (ii) remove the redemption limitation, as defined in the Charter, to allow the Company to redeem 20,000,000 shares of Class A common stock, par value $0.0001 per share, initially included in the units sold as part of the IPO (the “Public Shares”), notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Company’s trust account prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses (the “Charter Amendment Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. Proposal No. 2 – The Trust Amendment Proposal – To amend the Investment Management Trust Agreement, dated February 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee to change the date on which Continental must commence liquidation of the Trust Account established in connection with the Company’s initial public offering from the Original Termination Date to the Amended Termination Date (the “Early Termination Trust Amendment Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal No. 3 – The Adjournment Proposal – To approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal and Early Termination Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

CONTROL NUMBER

Signature                                                                      Signature, If held jointly                                                                     Date                     , 2022

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When Signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such, If signing as a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of

Proxy Materials for the Special Meeting of Stockholders

on [•], 2022

To view the notice of meeting and the

accompanying Proxy Statement and attend the meeting

at the applicable time at

https://www.cstproxy.com/ghac/2022

▲ A FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GAMING & HOSPITALITY ACQUISITION CORP.

The undersigned appoints Mary Elizabeth Higgins and Andrei Scrivens and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Gaming & Hospitality Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on [•], 2022 at the Special Meeting of Stockholders of the Company to be held on [•], 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued, and to be marked, dated and signed, on the other side)